Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On June 4, 2026, Howard Hughes Holdings Inc. (the “Company” or “HHH”) completed its previously announced acquisition of all of the issued and outstanding shares of capital stock of Vantage Group Holdings, Ltd., a Bermuda exempted company with liability limited by shares (“Vantage”) for $2.1 billion (the “Acquisition”). The Acquisition was completed pursuant to a Purchase and Sale Agreement entered into on December 17, 2025. In connection with the closing of the Acquisition, the Company also issued $1.0 billion of its non-interest-bearing preferred stock to Pershing Square Holdings, Ltd. (the “Preferred Stock Issuance”, and together with the Acquisition, the “Transactions”).

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended and should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial information has been derived from:

•	HHH’s audited consolidated financial statements and accompanying notes for the year ended December 31, 2025, as included in its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”);

•	HHH’s unaudited condensed consolidated financial statements and accompanying notes as of and for the three months ended March 31, 2026, as included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed with the SEC;

•	Vantage’s audited consolidated financial statements and accompanying notes for the year ended December 31, 2025.

•	Vantage’s unaudited condensed consolidated financial statements and accompanying notes as of and for three months ended March 31, 2026.

The unaudited pro forma condensed combined financial information gives effect to the Transactions as if they had occurred (i) as of March 31, 2026 for purposes of the unaudited pro forma condensed combined balance sheet, and (ii) as of January 1, 2025 for purposes of the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and the three months ended March 31, 2026.

Pro forma adjustments for the Transactions were made primarily to reflect:

•	the Acquisition;

•	the Preferred Stock Issuance;

•	transaction costs and fees incurred as a result of the Transactions

•	changes in the carrying values of certain assets and liabilities to reflect their estimated fair values at the date of closing of the Acquisition, including values assigned to intangible assets and reserves for claims and claim expenses and related changes in intangible assets amortization expenses; and

•	the effect of the above adjustments on income taxes.

The Acquisition will be accounted for using the acquisition method of accounting. The pro forma information presented, including the allocation of the purchase price, is based on preliminary estimates of the fair values of the assets acquired and liabilities assumed, available information as of the date of this Form 8-K/A Filing and our assumptions. The final purchase price allocation is dependent on, among other things, the finalization of the preliminary asset and liability valuations. The actual adjustments to the combined financial statements upon the closing of the Acquisition will depend on a number of factors, including additional information available and the actual balance of our net assets on the closing date. Therefore, the actual adjustments will differ from the pro forma adjustments, and the differences may be material. Any final adjustments will change the allocation of the purchase price, which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma condensed combined financial data, including a change to goodwill.

HOWARD HUGHES HOLDINGS INC.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2026
(in thousands)

	Historical HHH	Historical Vantage, Adjusted	Transaction Accounting Adjustments	Notes	Financing Adjustments	Notes	Combined Pro Forma
Assets
Master Planned Communities assets	$2,653,161	$-	$-		$-		$2,653,161
Buildings and equipment	4,100,037	153	-		-		4,100,190
Less: Accumulated depreciation	(1,124,704)	-	-		-		(1,124,704)
Land	307,625	-	-		-		307,625
Developments	1,569,667	-	-		-		1,569,667
Net investment in real estate	7,505,786	153	-		-		7,505,939
Investments in fixed maturity securities	-	2,692,696	-		-		2,692,696
Short-term investments	-	49,529	-		-		49,529
Investments in unconsolidated ventures	167,815	-	-		-		167,815
Cash and cash equivalents	1,835,829	296,844	(2,125,594)	(1)	995,764	(1)	1,002,843
Restricted cash	653,454	14,443	-		-		667,897
Accounts receivable, net	131,559	764,492	-		-		896,051
Municipal Utility District (MUD) receivables, net	532,689	-	-		-		532,689
Reinsurance recoverable on paid and unpaid losses	-	570,090	(14,360)	(5)	-		555,730
Deferred expenses, net	166,082	168,745	(168,745)	(6)	-		166,082
Intangibles, net	36,382	25,089	539,911	(4)	-		601,382
Goodwill	2,336	-	304,293	(2)	-		306,629
Other assets, net	216,183	578,254	(24,837)	(3)	-		769,600
Total assets	$11,248,115	$5,160,335	$(1,489,332)		$995,764		$15,914,882

Liabilities
Mortgages, notes, and loans payable, net	$5,791,296	$-	$-		$-		$5,791,296
Reserves for claims and claim expenses	-	2,061,237	(53,568)	(5)	-		2,007,669
Unearned premiums	-	1,338,944	-		-		1,338,944
Deferred tax liabilities, net	166,143	-	22,566	(3)	-		188,709
Other liabilities, net	1,440,767	319,730	(9,200)	(7)	-		1,751,297
Total liabilities	7,398,206	3,719,911	(40,202)		-		11,077,915

Mezzanine Equity
Redeemable preferred stock	-	-	-		995,764	(1)	995,764

Equity
Common stock	662	1,236,665	(1,236,665)	(8)	-		662
Additional paid-in capital	4,462,910	44,440	(44,440)	(8)	-		4,462,910
Retained earnings (accumulated deficit)	(53,870)	159,446	(175,848)	(8)	-		(70,272)
Accumulated other comprehensive income (loss)	(2,381)	(7,823)	7,823	(8)	-		(2,381)
Treasury stock	(624,521)	-	-		-		(624,521)
Total stockholders’ equity	3,782,800	1,432,728	(1,449,130)		-		3,766,398
Noncontrolling interests	67,109	7,696	-		-		74,805
Total equity	3,849,909	1,440,424	(1,449,130)		-		3,841,203
Total liabilities, mezzanine equity, and equity	$11,248,115	$5,160,335	$(1,489,332)		$995,764		$15,914,882

HOWARD HUGHES HOLDINGS INC.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2026

(in thousands)

	Historical HHH	Historical Vantage, Adjusted	Transaction Accounting Adjustments	Notes	Financing Adjustments	Notes	Combined Pro Forma
Revenues
Condominium rights and unit sales	$3,134	$-	$-		$-		$3,134
Master Planned Communities land sales	99,573	-	-		-		99,573
Rental revenue	113,549	-	-		-		113,549
Net insurance earned premiums	-	285,034	-		-		285,034
Net insurance investment income	-	34,215	-		-		34,215
Other revenue	19,661	16,088	-		-		35,749
Total revenues	235,917	335,337	-		-		571,254
Expenses
Condominium rights and unit cost of sales	3,134	-	-		-		3,134
Master Planned Communities cost of sales	34,742	-	-		-		34,742
Operating costs	53,033	-	-		-		53,033
Rental property real estate taxes	16,228	-	-		-		16,228
Provision for (recovery of) doubtful accounts	(59)	-	-		-		(59)
Insurance claims and claim expenses	-	163,845	1,817	(5)	-		165,662
Insurance underwriting expenses	-	90,516	6,705	(2)	-		97,221
General and administrative	25,758	1,945	-		-		27,703
Depreciation and amortization	48,640	1,268	2,920	(1)	-		52,828
Other	3,892	5,050	-		-		8,942
Total expenses	185,368	262,624	11,442		-		459,434
Other
Investment gain (loss), net	-	(550)	-		-		(550)
Other income (loss), net	127	14	-		-		141
Total other	127	(536)	-		-		(409)
Operating income (loss)	50,676	72,177	(11,442)		-		111,411
Interest income	14,663	-	-		-		14,663
Interest expense	(41,790)	-	-		-		(41,790)
Gain (Loss) on extinguishment of debt	(10,226)	-	-		-		(10,226)
Equity in earnings (losses) from unconsolidated ventures	(2,640)	-	-		-		(2,640)
Income (loss) before income taxes	10,683	72,177	(11,442)		-		71,418
Income tax expense (benefit)	2,618	6,810	(2,403)	(4)	-		7,025
Net income (loss)	8,065	65,367	(9,039)		-		64,393
Net (income) loss attributable to noncontrolling interests	161	(92)	-		-		69
Net income (loss) attributable to common stockholders	$8,226	$65,275	$(9,039)		$-		$64,462

Basic income (loss) per share (Note 6)	$0.14						$1.09
Diluted income (loss) per share (Note 6)	$0.14						$1.09

HOWARD HUGHES HOLDINGS INC.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2025

(in thousands)

	Historical HHH	Historical Vantage, Adjusted	Transaction Accounting Adjustments	Notes	Financing Adjustments	Notes	Combined Pro Forma
Revenues
Condominium rights and unit sales	$370,156	$-	$-		$-		$370,156
Master Planned Communities land sales	562,586	-	-		-		562,586
Rental revenue	441,446	-	-		-		441,446
Net insurance earned premiums	-	1,035,443	-		-		1,035,443
Net insurance investment income	-	116,292	-		-		116,292
Other revenue	100,704	26,748	-		-		127,452
Total revenues	1,474,892	1,178,483	-		-		2,653,375
Expenses
Condominium rights and unit cost of sales	369,408	-	-		-		369,408
Master Planned Communities cost of sales	188,704	-	-		-		188,704
Operating costs	213,449	-	-		-		213,449
Rental property real estate taxes	60,768	-	-		-		60,768
Provision for (recovery of) doubtful accounts	232	-	-		-		232
Insurance claims and claim expenses	-	616,216	8,568	(5)	-		624,784
Insurance underwriting expenses	-	354,221	173,750	(2)	-		527,971
General and administrative	122,240	7,470	16,402	(3)	-		146,112
Depreciation and amortization	183,232	8,636	8,209	(1)	-		200,077
Other	19,146	18,137	-		-		37,283
Total expenses	1,157,179	1,004,680	206,929		-		2,368,788
Other
Gain (loss) on sale or disposal of real estate and other assets, net	29,825	-	-		-		29,825
Investment gain (loss), net	-	425	-		-		425
Other income (loss), net	(16,023)	3,916	-		-		(12,107)
Total other	13,802	4,341	-		-		18,143
Operating income (loss)	331,515	178,144	(206,929)		-		302,730
Interest income	46,998	-	-		-		46,998
Interest expense	(169,931)	-	-		-		(169,931)
Gain (loss) on extinguishment of debt	(698)	-	-		-		(698)
Gain (loss) on sale of MUD receivables	(48,197)	--			-		(48,197)
Equity in earnings (losses) from unconsolidated ventures	1,772	-	-		-		1,772
Income (loss) before income taxes	161,459	178,144	(206,929)		-		132,674
Income tax expense (benefit)	37,616	(23,603)	(43,455)	(4)	-		(29,442)
Net income (loss)	123,843	201,747	(163,474)		-		162,116
Net (income) loss attributable to noncontrolling interests	54	(4,706)	-		-		(4,652)
Net income (loss) attributable to common stockholders	$123,897	$197,041	$(163,474)		$-		$157,464

Basic income (loss) per share (Note 6)	$2.22						$2.83
Diluted income (loss) per share (Note 6)	$2.21						$2.81

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet
(in thousands)

(1)	Reflects the following adjustments to cash and cash equivalents:

Acquisition purchase price	$(2,099,992)
HHH transaction expenses	(25,602)
Transaction accounting adjustments to cash and cash equivalents	$(2,125,594)

Redeemable preferred stock issued by HHH to Pershing Square Holdings, Ltd	$995,764
Financing adjustments to cash and cash equivalents	$995,764

In connection with the acquisition, the Company issued $1.0 billion of redeemable preferred stock, which has been reflected in temporary equity in the accompanying unaudited pro forma condensed combined balance sheet. The Company incurred $4.2 million of costs related to the issuance of the redeemable preferred stock, which are reflected as a reduction of the gross proceeds in temporary equity in the unaudited pro forma condensed combined balance sheet. The redeemable preferred stock is non-interest bearing, non-voting, other than customary protective provisions, ranks pari passu with the Company's common stock with respect to payment rights and liquidation, and is entitled to dividends only if declared by the majority of disinterested directors of the Board.

(2)	Reflects the estimated goodwill from the preliminary purchase price allocation as of March 31, 2026, resulting from the Acquisition. For purposes of determining the purchase price allocation, the fair market value of tangible and intangible assets acquired, and liabilities assumed were estimated as of March 31, 2026. Except for the specific fair value adjustments discussed in the notes hereto, we have concluded that the historical carrying value of assets acquired and liabilities assumed reflect fair value. The final purchase price allocation will be based on an appraisal subsequent to the consummation of the Acquisition and any change in the final allocation of the purchase price to the assets acquired and the liabilities assumed could materially affect the amount of recorded goodwill.

The preliminary purchase price allocation is as follows:

Acquisition purchase price	$2,099,992

Allocated to:
Net investment in real estate	153
Investments in fixed maturity securities	2,692,696
Short-term investments	49,529
Cash and cash equivalents	296,844
Restricted cash	14,443
Accounts receivable, net	764,492
Reinsurance recoverable on paid and unpaid losses	555,730
Intangibles, net	565,000
Other assets, net	553,417
Reserves for claims and claim expenses	(2,007,669)
Unearned premiums	(1,338,944)
Other liabilities, net	(319,730)
Deferred tax liabilities, net	(22,566)
Noncontrolling interests	(7,696)
Preliminary fair value of net assets acquired	1,795,699
Preliminary allocation to goodwill	$304,293

Upon completion of the fair value assessment after the Acquisition, it is anticipated that the ultimate purchase price allocation will differ from the preliminary assessment outlined above. Any changes to the initial estimates of the fair value of the acquired assets and assumed liabilities will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to goodwill.

(3)	Represents the adjustment to reclassify Vantage’s historical deferred tax asset of $24.8 million from other assets, net to deferred tax liabilities, net. This amount has been reclassified as the differences between the book and tax basis created through purchase accounting has resulted in a net deferred tax liability position. The table below illustrates the tax implications from the pro forma adjustments. The estimate of deferred tax liability is preliminary and subject to change based on the final determination of the fair value of acquired assets and assumed liabilities by jurisdiction.

	Historical Net Book Value	Pro Forma	Transaction Accounting Adjustments
Historical Vantage deferred tax asset	$24,837	$-	$(24,837)
Deferred tax liabilities, net	-	22,566	22,566

(4)	Reflects the estimated identifiable intangible assets from the preliminary purchase price allocation as of March 31, 2026, resulting from the Acquisition. A summary of the effects of the preliminary purchase price allocation to the identifiable intangible assets is as follows:

	Historical Net Book Value	Pro Forma	Transaction Accounting Adjustments
Broker relationships - insurance	$-	$183,000	$183,000
Broker relationships - reinsurance	-	44,000	44,000
Tradename	-	16,000	16,000
Insurance licenses	19,225	15,000	(4,225)
Internally developed and used technology	37,991	9,000	(28,991)
Valuation of business acquired (“VOBA”)	-	298,000	298,000
Intangible assets, gross	57,216	565,000	507,784
Less: Accumulated amortization	(32,127)	-	32,127
Intangible assets, net	$25,089	$565,000	$539,911

The fair value assigned to the identifiable intangible assets has been estimated based on a preliminary analysis as of March 31, 2026. The final purchase price allocation will be based on certain valuation and other studies that have yet to progress to a stage where there is sufficient information for a definitive measurement. The final valuation may result in a materially different allocation for intangible assets than that presented in this unaudited pro forma condensed combined balance sheet. Any change in the amount of the final purchase price allocated to amortizable, finite-lived intangible assets could materially affect the amount of amortization expense.

(5)	Reflects the estimated reserves from the preliminary purchase price allocation as of March 31, 2026, resulting from the Acquisition. A summary of the effects of the preliminary purchase price allocation to the reserves is as follows:

	Historical Net Book Value	Pro Forma	Transaction Accounting Adjustments
Reserves for claims and claim expenses	$2,061,237	$2,007,669	$(53,568)
Reinsurance recoverable on paid and unpaid losses	570,090	555,730	(14,360)

(6)	The following table presents the amounts of unamortized historical deferred acquisition costs, which are removed upon closing of the Acquisition and, therefore eliminated from the pro forma information.

Deferred expenses, net	Historical Net Book Value	Pro Forma	Transaction Accounting Adjustments
Deferred acquisition costs	$168,745	$-	$(168,745)

(7)	Reflects a $9.2 million reduction in other liabilities for transaction-related costs accrued as of March 31, 2026, that we expect to be paid on the closing of the Acquisition.

	Historical Net Book Value	Pro Forma	Transaction Accounting Adjustments
Other liabilities, net	$1,760,497	$1,751,297	$(9,200)

(8)	This adjustment reflects (i) the elimination of Vantage’s historical equity and (ii) a reduction for estimated non-recurring transaction-related costs of $16.4 million.

	Historical Net Book Value	Pro Forma	Transaction Accounting Adjustments
Common stock	$1,237,327	$662	$(1,236,665)
Additional paid-in capital	4,507,350	4,462,910	(44,440)
Retained earnings (accumulated deficit)	105,576	(70,272)	(175,848)
Accumulated other comprehensive income (loss)	(10,204)	(2,381)	7,823
Treasury stock	(624,521)	(624,521)	-
Noncontrolling interest	74,805	74,805	-
Total equity	$5,290,333	$3,841,203	$(1,449,130)

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

(in thousands)

(1)	Reflects the estimated amortization expense based on the preliminary estimates of fair value and useful lives of identified, finite-lived intangible assets. See note (4) to the unaudited pro forma condensed combined balance sheet.

	Estimated Fair Value	Estimated Useful Life (Years)	Amortization Method	Annual Amortization Expense
Broker relationships - insurance	$183,000	17.0	Straight Line	$10,765
Broker relationships - reinsurance	44,000	15.0	Straight Line	2,933
Tradename	16,000	10.0	Straight Line	1,600
Insurance licenses	15,000	Indefinite	N/A	-
Internally developed and used technology	9,000	7.0	Straight Line	1,286
Total	$267,000			$16,584

A summary of the effects of the adjustments to amortization expense included in depreciation & amortization is as follows:

	For the Three Months Ended March 31, 2026	For the Year Ended December 31, 2025
Estimated amortization of finite lived assets	$4,146	$16,584
Elimination of historical amortization expense included in depreciation & amortization	(1,226)	(8,375)
Transaction accounting adjustments	$2,920	$8,209

(2)	The following table represents adjustments to Insurance underwriting expenses for the year ended December 31, 2025, reflecting (i) the elimination of Vantage’s historical amortization of deferred acquisition costs of $94.5 million and (ii) the inclusion of $268.2 million of amortization related to valuation of business acquired (“VOBA”), resulting in a pro forma net increase of $173.8 million. For the three months ended March 31, 2026, the adjustment to Insurance underwriting expenses reflects only $6.7 million of VOBA amortization. As historical deferred acquisition costs were treated as fully amortized during 2025, there is no deferred acquisition cost adjustment for the three months ended March 31, 2026.

	For the Three Months Ended March 31, 2026	For the Year Ended December 31, 2025
Transaction accounting adjustment related to deferred acquisition costs and VOBA amortization	$6,705	$173,750

(3)	Represents unrecorded transaction costs of $16.4 million. See notes (7) and (8) to the unaudited pro forma condensed combined balance sheet for a discussion of transaction costs. The transaction costs are reflected in (i) stockholders’ equity in the pro forma balance sheet as of March 31, 2026, and (ii) general and administrative expenses in the pro forma income statement for the year ended December 31, 2025. These transaction costs will not recur beyond 12 months after the transaction.

	For the Three Months Ended March 31, 2026	For the Year Ended December 31, 2025
Transaction accounting adjustment related to transaction costs	$-	$16,402

(4)	Reflects an adjustment to income taxes due to the pro forma adjustments calculated by applying the U.S. statutory tax rate. Because the tax rate used for these unaudited pro forma condensed combined financial statements is not reflective of the planned tax structure post-Acquisition, it will likely vary from the actual rate in periods subsequent to the Transactions and such variance may be material. In addition, the pro forma income tax benefit is preliminary, is based on estimates and assumptions that are subject to change, and further analysis subsequent to the consummation of the Acquisition could materially affect the income tax expense or benefit associated with the Transactions.

	For the Three Months Ended March 31, 2026	For the Year Ended December 31, 2025
Transaction accounting and financing adjustments	$(11,442)	$(206,929)
Statutory tax rate	21.0%	21.0%
Transaction accounting adjustments	$(2,403)	$(43,455)

(5)	Represents an adjustment to amortize the difference between the estimated fair value and historical value of the “Reserves for claims and claim expenses” and “Reinsurance recoverable on paid and unpaid losses”. The difference is amortized over the estimated payout period of the underlying claims.

	For the Three Months Ended March 31, 2026	For the Year Ended December 31, 2025
Reserves for claims and claim expenses	$2,482	$11,706
Reinsurance recoverable on paid and unpaid losses	(665)	(3,138)
Transaction accounting adjustments	$1,817	$8,568

(6)	Basic earnings (loss) per share (EPS) is computed by dividing net income (loss) attributable to common stockholders by the weighted-average number of common shares outstanding. Diluted EPS is computed after adjusting the numerator and denominator of the basic EPS computation for the effects of all potentially dilutive common shares. The dilutive effect of options and non-vested restricted stock issued under stock-based compensation plans is computed using the treasury stock method. The redeemable preferred stock issued in connection with the transaction is not subject to mandatory or cumulative dividends or periodic accretion to its redemption amount during the periods presented. Because no dividends were declared or assumed to have been declared during the pro forma periods, no adjustment to income attributable to common shareholders or earnings per share is necessary in the accompanying unaudited pro forma condensed combined statements of operations.

The following table sets forth the computation of pro forma basic and diluted EPS (in thousands, except per share data):

	For the Three Months Ended March 31, 2026	For the Year Ended December 31, 2025
Pro Forma net income (loss) attributable to common stockholders	$64,462	$157,464
Weighted average common shares outstanding – basic	58,973	55,722
Restricted stock and stock options	181	324
Weighted average common shares outstanding – diluted	$59,154	$56,046
Basic income (loss) per share	$1.09	$2.83
Diluted income (loss) per share	$1.09	$2.81

Reclassification Adjustments

Vantage Unaudited Reclassified Condensed Balance Sheet

As of March 31, 2026

(in thousands)

HHH Presentation	Historical Vantage Presentation		Reclassification	Notes	Historical Vantage, Adjusted
	Assets
Investments in fixed maturity securities	Fixed maturity securities available for sale, at fair value	$2,685,196	7,500	(a)	$2,692,696
	Fixed maturity security held to maturity, at amortized cost	7,500	(7,500)	(a)	-
Short-term investments	Short-term investments, at fair value	49,529	-		49,529
	Total investments	2,742,225	-		2,742,225
Cash and cash equivalents	Cash and cash equivalents	296,844	-		296,844
Restricted cash	Restricted cash	14,443	-		14,443
Accounts receivable, net	Premiums receivable	764,492	-	(b)	764,492
Reinsurance recoverable on paid and unpaid losses	Reinsurance recoverable on paid and unpaid losses	570,090	-	(c)	570,090
Deferred expenses, net	Deferred acquisition costs	168,745	-	(d)	168,745
Intangibles, net	Intangibles, net	-	25,089	(e)	25,089
	Accrued investment income	19,532	(19,532)	(f)	-
	Prepaid reinsurance premiums	397,671	(397,671)	(f)	-
	Fee income receivable	41,326	(41,326)	(f)	-
	Funds held by third parties	61,372	(61,372)	(f)	-
Other assets, net	Other assets	83,595	494,659	(e),(f),(g)	578,254

Buildings and equipment		-	153	(g)	153
Total assets	Total assets	$5,160,335	$-		$5,160,335
	Liabilities
Reserves for claims and claim expenses	Reserves for claims and claim expenses	$2,061,237	-	(c)	$2,061,237
Unearned premiums	Unearned premiums	1,338,944	-	(c)	1,338,944
	Reinsurance balances payable	245,222	(245,222)	(h)	-
	Other liabilities	74,508	(74,508)	(h)	-
Other liabilities, net	Accounts payable and other liabilities	-	319,730	(h)	319,730
Total liabilities	Total liabilities	3,719,911	-		3,719,911
	Shareholders’ equity
Common stock	Common shares	1,236,665	-		1,236,665
Additional paid-in capital	Additional paid-in capital	44,440	-		44,440
Retained earnings (deficit)	Retained earnings (deficit)	159,446	-		159,446
Accumulated other comprehensive income (loss)	Accumulated other comprehensive income (loss)	(7,823)	-		(7,823)
Total stockholders’ equity	Total Vantage Group Holdings Ltd. shareholders’ equity	1,432,728	-	(i)	1,432,728
Noncontrolling interest	Noncontrolling interest	7,696	-		7,696
Total equity	Total equity	1,440,424	-		1,440,424
Total liabilities and shareholders’ equity	Total liabilities and shareholders’ equity	$5,160,335	$-		$5,160,335

NOTES:

(a) This represents the reclassification of Vantage’s historical “Fixed maturity securities available for sale, at fair value” and “Fixed maturity security held to maturity, at amortized cost” amounts to “Investment in fixed maturity securities”, which will represent a new financial statement line item in HHH’s financial statements upon close of the Acquisition.

(b) Vantage’s historical “Premiums receivable” amount will be presented in “Accounts receivable, net” to conform to HHH’s historical presentation.

(c) “Reinsurance recoverable on paid and unpaid losses”, “Reserves for claims and claim expenses”, and “Unearned premiums” represent insurance specific financial statement line items that are historically presented on Vantage’s financial statements and will represent new financial statement line items in HHH’s financial statements upon close of the Acquisition.

(d) Vantage’s historical “Deferred acquisition costs” amount will be presented in “Deferred expenses, net” to conform to HHH’s historical presentation.

(e) This represents the reclassification of Vantage’s historical presentation of Intangible assets recorded within “Other assets” amount to “Intangibles, net”, which will represent a new financial statement line item in HHH’s financial statements upon close of the Acquisition.

(f) This represents the reclassification of Vantage’s historical “Accrued investment income”, “Prepaid reinsurance premiums”, “Fee income receivable”, and “Funds held by third parties” amounts to “Other assets” to conform to HHH’s historical presentation.

(g) This represents the reclassification of Vantage’s historical fixed assets within “Other assets, net” to “Buildings and equipment” to conform to HHH’s historical presentation.

(h) This represents the reclassification of Vantage’s historical “Reinsurance balances payable” and “Other liabilities” amounts to “Other liabilities, net”, which will represent a new financial statement line item in HHH’s financial statements upon close of the Acquisition.

(i) This represents the relabeling of Vantage’s historical “Total Vantage Group Holdings Ltd. shareholders’ equity” financial statement line item to “Total stockholders’ equity” to conform to HHH’s historical presentation.

Vantage Unaudited Reclassified Condensed Statement of Operations

For the Three Months Ended March 31, 2026
(in thousands)

HHH Presentation	Historical Vantage Presentation		Reclassification	Notes	Historical Vantage, Adjusted
Revenues	Revenues
Net insurance earned premiums	Net earned premiums	$285,034	-		$285,034
Net insurance investment income	Net investment income	34,215	-		34,215
	Net realized losses on investments	(550)	550	(a)	-
Other revenue	Fee and other income	16,102	(14)	(b)	16,088
Total revenues	Total revenues	334,801	536		335,337
	Expenses
Insurance claims and claim expenses	Claims and claim expenses incurred, net	163,845	-		163,845
Insurance underwriting expenses	Acquisition expenses, net	53,124	37,392	(d)	90,516
General and administrative	General and administrative expenses	40,605	(38,660)	(c)(d)	1,945
Depreciation and amortization		-	1,268	(c)	1,268
Other	Other expenses	5,050	-		5,050
Total expenses	Total expenses	262,624	-		262,624
Investment gain (loss), net		-	(550)	(a)	(550)
Other income (loss), net		-	14	(b)	14
Income (loss) before income taxes	Income before income taxes ...	72,177	-		72,177
Income tax expense (benefit)	(Benefit) provision for income taxes	6,810	-		6,810
Net income (loss)	Net Income	65,367	-		65,367
Net (income) loss attributable to noncontrolling interests	Less: Net income attributable to noncontrolling interest	92	-		92
Net income (loss) attributable to common stockholders	Net income attributable to Vantage Group Holdings Ltd.	$65,275	$-		$65,275

NOTES:

(a) This represents the reclassification of Vantage’s historical “Net realized losses on investments” to “Investment gain (loss), net” which will represent a new financial statement line item in HHH’s financial statements upon close of the Acquisition.

(b) Vantage’s historical “Fee and other income” will be presented in “Other revenue” and “Other income (loss), net” to conform to HHH’s historical presentation.

(c) This represents the reclassification of Vantage’s historical depreciation & amortization recorded within “General & administrative expenses” to “Depreciation & amortization” to conform to HHH’s historical presentation.

(d) This represents the reclassification of Vantage’s historical general and administrative expenses (excluding stock-based compensation expense) from “General and Administrative” to “Insurance underwriting expenses”.

Vantage Unaudited Reclassified Condensed Statement of Operations

For the Year Ended December 31, 2025
(in thousands)

HHH Presentation	Historical Vantage Presentation		Reclassification	Notes	Historical Vantage, Adjusted
Revenues	Revenues
Net insurance earned premiums	Net earned premiums	$1,035,443	$-		$1,035,443
Net insurance investment income	Net investment income	116,292	-		116,292
	Net realized losses on investments	425	(425)	(a)	-
Other revenue	Fee and other income	30,664	(3,916)	(b)	26,748
Total revenues	Total revenues	1,182,824	(4,341)		1,178,483
	Expenses
Insurance claims and claim expenses	Claims and claim expenses incurred, net	616,216			616,216
Insurance underwriting expenses	Acquisition expenses, net	195,380	158,841	(d)	354,221
General and administrative	General and administrative expenses	174,947	(167,477)	(c)(d)	7,470
Depreciation and amortization		-	8,636	(c)	8,636
Other	Other expenses	18,137			18,137
Total expenses	Total expenses	1,004,680	-		1,004,680
Investment gain (loss), net		-	425	(a)	425
Other income (loss), net		-	3,916	(b)	3,916
Income (loss) before income taxes	Income before income taxes	178,144	-		178,144
Income tax expense (benefit)	(Benefit) provision for income taxes	(23,603)	-		(23,603)
Net income (loss)	Net Income	201,747	-		201,747
Net (income) loss attributable to noncontrolling interests	Less: Net income attributable to noncontrolling interest	4,706	-		4,706
Net income (loss) attributable to common stockholders	Net income attributable to Vantage Group Holdings Ltd.	$197,041	$-		$197,041

NOTES:

(a) This represents the reclassification of Vantage’s historical “Net realized losses on investments” to “Investment gain (loss), net” which will represent a new financial statement line item in HHH’s financial statements upon close of the Acquisition.

(b) Vantage’s historical “Fee and other income” will be presented in “Other revenue” and “Other income (loss), net” to conform to HHH’s historical presentation.

(c) This represents the reclassification of Vantage’s historical depreciation & amortization recorded within “General & administrative expenses” to “Depreciation & amortization” to conform to HHH’s historical presentation.

(d) This represents the reclassification of Vantage’s historical general and administrative expenses (excluding stock-based compensation expense) from “General and Administrative” to “Insurance underwriting expenses”.